                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 28, 2000

                                 METRICOM, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-19903               77-0294597
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

                             980 UNIVERSITY AVENUE,
                        LOS GATOS, CALIFORNIA 95030-2375
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 399-8200

ITEM 5. OTHER EVENTS.

        On January 25, 2000, Metricom, Inc., a Delaware corporation (the "Company"), announced that it had been affected by industry-wide component shortages, causing delays to production of its network radios. The press release announcing this component shortage is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (c) Exhibits.

                   EXHIBIT NO.  DESCRIPTION

                        99.1 Press Release of Metricom, Inc, dated as of January 25, 2000.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           METRICOM, INC.


Date: January 28, 2000                     By: /s/ Dale W. Marquart
                                              ------------------------
                                              Dale W. Marquart
                                              Vice President and General Counsel



                                       3